No.	U.S. $

GREENLITE VENTURES INC.

(Incorporated under the laws of the State of Nevada)

10% CONVERTIBLE NOTE
DUE OCTOBER 31, 2008

(BEING ONE OF A SERIES OF CONVERTIBLE NOTES APPROVED BY RESOLUTION
OF THE DIRECTORS OF THE COMPANY DATED NOVEMBER 1, 2006,
AND SUBJECT TO THE TERMS AND CONDITIONS (THE “TERMS”) THEREOF.)

          FOR VALUE RECEIVED, GREENLITE VENTURES INC. (herein referred to as the “Company”) promises to pay to or any subsequent registered holder hereof (the “Holder”), the principal sum of on or prior to October 31, 2008 (the “Maturity Date”), and to pay interest on the principal sum outstanding on October 31 of each year commencing on October 31, 2006, at the rate of 10% per annum subject to adjustment for any part period in accordance with the Terms of this Note. Such interest shall be paid in United States currency or common shares in accordance with the Terms of this Note, to the person and at the address in whose name this Note is registered on the records of the Company regarding registration and transfers of the Notes (the “Note Register”) on the business day immediately preceding the payment date. The principal of this Note is payable, if converted in shares of Common Stock, or if not converted, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts, to the person and at the address in whose name this Note is registered on the Note Register on the business day immediately preceding the payment date. The forwarding of such payment shall constitute a payment hereunder and shall satisfy and discharge the liability for principal on this Note to the extent of the sum or Common Shares so paid.

          THIS NOTE is one of a duly authorized issue of Notes of the Company, designated as its 10% Convertible Notes due October 31, 2008 (the “Notes”).

          THIS NOTE is subject to the terms and conditions established by Resolution of the Directors of the Company dated November 1, 2006 creating the series of Notes, which are incorporated herein by reference, and available for inspection at the head office of the Company at Suite 201 – 810 Peace Portal Drive, Blaine, WA, 98230, USA.

          IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by an officer thereunto duly authorized.

GREENLITE VENTURES INC.

By:
JOHN CURTIS, President

NOTICE OF CONVERSION

TO: GREENLITE VENTURES INC.

The undersigned hereby irrevocably elects to convert Note No. <> in the principal amount of <> (the “Note”) into shares of common stock (“Common Stock”) of Greenlite Ventures Inc. (the “Company”) according to the Terms of the Note, as of the date written below.

The undersigned represents and warrants that all offers and sales by the undersigned of the shares of Common Stock issuable to the undersigned upon conversion of the Note shall be made in compliance with Regulation S, pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the ‘Act’) or pursuant to an exemption from registration under the Act.

DATE OF CONVERSION	AUTHORIZED SIGNATURE

AMOUNT OF CONVERSION	NAME

ADDRESS

CITY, STATE/PROVINCE/CODE

* No shares of Common Stock will be issued until the original Note(s) to be converted and the Notice of Conversion are received by the Company. The Company shall use its best efforts to issue and deliver shares of Common Stock to an overnight courier not later than three business days following receipt of the original Notes to be converted, and shall make payments pursuant to the Subscription Agreement for the number of business days such issuance and delivery is late.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

TERMS AND CONDITIONS OF 10% CONVERTIBLE NOTES DUE OCTOBER 31, 2008 APPROVED BY RESOLUTION OF THE BOARD OF DIRECTORS OF GREENLITE VENTURES INC. DATED NOVEMBER 1, 2006

Section 1. Note Denominations. The Notes are initially issuable in denominations of at least One Thousand ($1,000 U.S.) and integral multiples of $1.00 U.S. in excess thereof. Upon conversion of a portion, but less than all, of a Note in accordance with the terms hereof, a new note or notes may be issued to the Holder in a denomination equal to the exact amount of the unconverted portion of the Note.

Section 2. Interest Payments. The Company may, at its option, elect to pay interest by the issuance of common shares of the Company, the number of common shares to be determined by dividing the amount of the interest payment by the number which is 75% of the average market price of the Company’s common shares for the 10 trading days immediately prior to the interest payment date. The amount of interest payable in respect of any Note for any payment period shall be reduced proportionately in the event the Note shall not be outstanding for the entire payment period.

Section 3. Sale, Transfer or Exchange. The Notes and any shares of the Company’s common stock issued upon conversion of the Notes or as payment of interest on the Notes (the Note Shares”) will not be registered under the Securities Act of 1933, as amended, (the "Act") and will be issued to the Holder pursuant to an exemption from the Act on the representations of the Holder in favor of the Company. Neither the Notes nor the Note Shares may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act relating to such securities or an opinion of counsel reasonably satisfactory to the Company that registration is not required under the Act. Each certificate for the Notes and the Note Shares shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in these terms and conditions. By acceptance of any certificate representing the Notes, the Holder acknowledges and agrees that:

(1)

The Holder will only sell the Notes and the Note Shares only in accordance with the provisions of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration pursuant to the Act;

(2)

The Company will refuse to register any transfer of the Notes and the Note Shares not made in accordance with the provisions of the Act, pursuant to registration under the Act, or pursuant to an available exemption from registration;

(3)	The Holder will not engage in hedging transactions except in accordance with the Act;

(4)	The Holder is not entitled to any registration rights with respect to the Notes and the Note Shares.

All certificates representing the Notes and the Note Shares will be endorsed with the following legend:

“THESE SECURITIES, AND THE SECURITIES ISSUABLE UPON CONVERSION HEREOF OR THE SECURITIES ISSUED AS PAYMENT OF INTEREST HEREON HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS UNLESS THE SECURITIES ARE REGISTERED UNDER THE ACT, OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS OF THE ACT IS AVAILABLE. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

In addition, the Holder will comply with all other applicable securities legislation in addition to the Act to which the Holder is subject in selling or transferring any Notes or Note Shares and the Company may refuse to register any sale or transfer not in compliance with such other securities legislation.

Any Holder of a Note, by acceptance thereof, agrees to the representations, warranties and covenants herein.

Prior to due presentment to the Company for transfer of a Note, the Company and any agent of the Company may treat the person in whose name the Note is duly registered on the Company’s Note Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not the Note be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

Section 4. Conversion. The Record Holders of a Note shall have conversion rights as follows (the ‘Conversion Rights’):

          (a) Right to Convert; Conversion Price. The record Holder of a Note shall be entitled, at any time, at the office of the company, to convert all or any portion of the Note held by such Holder into that number of fully-paid and non-assessable shares of Common Stock as shall be equal to the Principal Amount to be converted divided by (the “Conversion Price”) which shall be the lesser of $0.10 or 75% of the average trading price of the Company’s common stock for the 10 trading days immediately preceding the date of conversion.

          (b) Mechanics of Conversion. In order to convert the Notes into full shares of Common Stock, the Holder shall deliver a copy of the fully executed notice of conversion in the form on the rear of the certificate evidencing the Note (‘Notice of Conversion’) to the Company at the office of the Company which notice shall specify the amount of the Note to be converted (together with a copy of the first page of each Note to be converted) prior to Midnight, Pacific time (the ‘Conversion Notice Deadline’) on the date of Conversion specified on the Notice of Conversion and (ii) surrender the original Note(s); provided, however, that the Company shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless either the original Notes are delivered to the Company as provided above, or the Holder notifies the Company that such Note(s) have been lost, stolen or destroyed. In the case of a dispute as the calculation of the Conversion Price, the Company’s calculation shall be deemed conclusive absent manifest error.

                    (i) Lost or Stolen Notes. Upon receipt by the Company of evidence of the loss, theft, destruction or mutilation of a Note, and (in the case of loss, theft or destruction) indemnity or security reasonably satisfactory to the Company, and upon surrender and cancellation of the Note, if mutilated, the Company shall execute and deliver new Note(s) of like tenor and date.

                    (ii) Delivery of Common Stock upon Conversion. The Company shall issue and use its best efforts to deliver within a reasonable time after delivery to the Company of a Note and Notice of Conversion, or after provision for security or indemnification required by (i) above, to such Holder of the Note at the address of the Holder on the books of the company, a certificate for the number of shares of Common Stock to which the Holder shall be entitled as aforesaid.

                    (iii) No Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of a Note. If any conversion of the Note would create a fractional share of Common Stock or a right to acquire a fractional share of Common Stock, a cash adjustment will be made for the fractional interest.

                    (iv) Date of Conversion. The date of which conversion occurs (the ‘Date of Conversion’) shall be deemed to be the date set forth in such Notice of Conversion, provided that the copy of the Notice of Conversion is delivered or faxed to the Company before midnight, Pacific time, on the Date of Conversion, and (ii) that the original Notes to be converted are surrendered, and received by the Company within five business days from the Date of Conversion. The person or persons entitled to receive the shares of common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date. If the original Notes to be converted are not received by the Transfer Agent or the Company within five business days after the Date of Conversion or if the facsimile of the Notice of Conversion is not received by the Company or its designated transfer agent prior to the Conversion Notice Deadline, the Notice of Conversion, at the Company’s option, may be declared null and void.

          (c) Reservation of Stock Issuable Upon Conversion. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding Notes; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding Notes, the Company will immediately take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

          (d) Adjustment to Conversion Price.

                    (i) Adjustment Due to Stock Split, Stock Dividend, Etc. If at any time when the Notes are issued and outstanding, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Fixed Conversion Price shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Fixed Conversion Price share be proportionately increased.

                    (ii) Adjustment Due to Merger, Consolidation, Etc. If at any time when the Notes are issued and outstanding, there shall be any merger, amalgamation, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Company shall be changed into the same or a different number of shares of another class or classes of stock or securities of the company or another entity, then the Holders of the Notes shall thereafter have the right to receive upon conversion of the Notes, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock and/or securities which the Holder would have been entitled to receive in such transaction had the Notes been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holders of the Notes to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Fixed Conversion Price and of the number of shares issuable upon conversion of the Notes shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.

Section 5. Events of Default and Notices Thereof. The term ‘Event of Default’ includes any one of the following; (i) failure of the Company to pay interest for 45 days or principal when due; (ii) failure of the Company to perform any other covenant herein for 45 days after notice; (iii) default by the Company with respect to its obligations to pay principal of or interest on certain other indebtedness aggregating more than $1,500,000 or the acceleration of such indebtedness under the terms of the instruments evidencing such indebtedness; and (iv) events of bankruptcy or insolvency of the Company or the Subsidiary.

          In case an event of Default (other than an Event of Default resulting from bankruptcy or insolvency) shall occur and be continuing for a period of 45 days from the date that an Event of Default is deemed to have occurred, the holders of a least 25% in aggregate principal amount of the Notes then outstanding may by notice in the writing to the Company declare all unpaid principal and accrued interest on the Notes then outstanding to be due and payable immediately.

Section 6. Modification and Waiver. Modification and amendment of the Notes may be made by the Company with the consent of the holders of not less than a majority in principal amount of the outstanding Notes, provided that no such modification or amendment may, without the consent of the holder of each Note affected thereby (i) change the stated maturity of the principal of or any installment of interest on any Note, (ii) reduce the principal of, or the rate of interest on, any Note, (iii) change the currency of payment of principal of or interest on any Note, (iv) reduce the above-stated percentage of holders of Notes necessary to modify or amend the Notes or (v) modify any of the foregoing provisions or reduce the percentage of outstanding Notes necessary to waive any covenant or past default. Holders of not less than a majority in principal amount of the outstanding Notes may waive any covenant or past defaults. (See ‘Events of Default and Notice Thereof’) An amendment to the Notes may not adversely affect the rights under the subordination provisions of the holders of any issue of Senior Indebtedness without the consent of such holders.

Section 7. No Voting Rights. The Notes shall not entitle the Holders thereof to any of the rights of a stockholder of the Company, including without limitation, the right to vote, to receive dividends and other distributions, or to receive any notice of, or to attend meetings of stockholders or any other proceedings of the Company.

Section 8. Governing Law. The Notes shall be governed by and construed in accordance with the laws of the State of Nevada, U.S.A. without giving effect to the principles of conflicts of laws, except for matters arising under the Act or the Securities Exchange Act of 1934, as amended, which matters shall be governed by and construed in accordance with such laws or matters relating to realization on the security which shall be governed by the laws of the jurisdiction under which such security is located.

Section 9. Business Day Definition. For purposes hereof, the term ‘business day’ shall mean any day on which banks are generally open for business in the State of Nevada, USA and excluding any Saturday and Sunday.

Section 10. Notices. Any notice or other communication required or permitted to be given hereunder shall be given as provided herein or delivered against receipt if to (i) the Company at 810 Peace Portal Drive, Blaine, WA, 98230 , and (ii) the Holder of a Note, to such holder at its last address as shown on the Note Register (or to such other address as the party shall have furnished in writing as its new address to be entered on the Note Register (which address must include a telecopy number) in accordance with the provisions of this Section 12). Any notice or other communication needs to be made by facsimile and delivery shall be deemed give, except as otherwise required herein, at the time of transmission of said facsimile. Any notice given on a day that is not a business day shall be effective upon the next business day.

Section 11. Waiver of any Breach to be in Writing. Any waiver by the Company or the Holder of a Note of a breach of any provision of the Note shall not operate as, or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of the Note. The failure of the Company or the Holder hereof to insist upon strict adherence to any term of the Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of the Note. Any waiver must be in writing.

Section 12. Unenforceable Provisions. If any provision of a Note is invalid, illegal or unenforceable, the balance of the Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.